June 14, 2019

Supplement

SUPPLEMENT DATED JUNE 14, 2019 TO THE PROSPECTUS OF
Morgan Stanley European Equity Fund Inc., dated February 28, 2019

Effective July 15, 2019, the first paragraph of the section of the Prospectus entitled "Shareholder Information—How to Sell Shares—Redemption Fee" is hereby deleted and replaced with the following:

Fund shares redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, such as model programs, including redemptions or exchanges that are part of a periodic rebalancing, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team and (vi) in qualified retirement plans maintained pursuant to Sections 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Code, or certain transactions in other types of retirement accounts, including but not limited to required minimum distributions and redemptions relating to forfeitures, death, disability or qualified domestic relations order. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

EUGREDEMPFEEPROSPT 6/19